SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2003

TERRA NITROGEN COMPANY, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	1-10877 (Commission File Number)	73-1389684 (IRS Employer Identification No.)

Terra Centre

600 Fourth Street, P.O. Box 6000

Sioux City, Iowa 51102-6000

(712) 277-1340

(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code)

ITEM 7.    Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description

99.1	Press Release dated April 24, 2003 announcing first quarter 2003 earnings by Terra Nitrogen Company, L.P.

ITEM 9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 24, 2003, Terra Nitrogen Company, L.P. issued a press release setting forth Terra Nitrogen Company, L.P.’s first quarter 2003 earnings. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.

By: Terra Nitrogen Corporation

Its: General Partner

/S/    MARK A. KALAFUT

Mark A. Kalafut

Vice President, General Counsel and

Corporate Secretary

Date: April 24, 2003